                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jabil Circuit, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Timothy L. Main, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 1, 2005

                                                   /s/  TIMOTHY L. MAIN
                                           -------------------------------------
                                                      Timothy L. Main
                                           President and Chief Executive Officer